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                            HARVEY ELECTRONICS, INC.
                                STOCK OPTION PLAN


1.       Purpose.

         This Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees of Harvey Electronics, Inc. ("Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors to remain in the employ of the Corporation and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Administrators pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Code"), and options granted by the Administrators pursuant to Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options"). Options granted under the Plan ("Options") may be accompanied by either stock appreciation rights ("Rights") or limited stock appreciation rights ("Limited Rights"), or both, as hereinafter set forth.

2.       Definitions.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (b) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Administrators in their discretion may determine.

                  (c) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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                  (d) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (e) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3.       Administration.

         The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or the Stock Option and Compensation Committee of the Board of Directors, or such other Committee of directors as the Board may establish or designate (each, the "Committee"). The Committee is to be composed of not less than two members, all of whom must be "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under Section 16 of the Securities Exchange Act of 1934 as amended (the "Act"). Except as may otherwise be provided in the By-Laws or resolutions of the Board, a majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee. Those administering the Plan from time to time are referred to herein as the "Administrators."

         The Administrators shall have the authority in their discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to them under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine which Options (if any) shall be accompanied by Rights or Limited Rights; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrators may delegate or to one or more agents such administrative duties as they may deem advisable, and the Administrators or any person to whom they have delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrators or such person may have under the Plan.

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         The Board may from time to time appoint additional Administrators and substitute others. An Administrator shall be selected by the Board as chairman. The Administrators shall hold their meetings at such times and places as they shall deem advisable. All determinations of the Administrators shall be made by a majority of the Administrators either present in person or participating by conference telephone at any meeting or by written consent. The Administrators may appoint a secretary and make such rule and regulations for the conduct of their business as they shall deem advisable, and shall keep minutes of their meetings.

         No Administrator shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option, Right or Limited Right granted hereunder.

4.       Eligibility; Maximum Number

         Options may be granted to employees (including, without limitation, officers and directors who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option and any accompanying Rights or Limited Rights, the Administrators shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Administrators shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

         An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

         The maximum aggregate number of shares of Common Stock as to which Options, Rights and Limited Rights may be granted under the Plan to any Optionee during any fiscal year of the Corporation is 50,000.

5.       Stock

         The stock subject to Options, Rights and Limited Rights hereunder shall be shares of the Corporation's Common Stock, par value of $.01 per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options, Rights and Limited Rights may be granted from time to time under the Plan shall not exceed 1,000,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(i) hereof.

         In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a Right or Limited Right, the shares of Common Stock allocable to the unexercised

                                      -3-


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portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options, Rights and Limited Rights under the Plan.


                                      -4-

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6.       Incentive Stock Options.

         Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

                  (a) VALUE OF SHARES. In the event that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Corporation and any Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year exceeds $100,000, Options granted in excess of such limit shall constitute Non-qualified Stock Options for all purposes.

                  (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7.       Non-qualified Stock Options.

         Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.       Terms and Conditions of Options.

         Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) TYPE OF OPTION. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                  (c) OPTION PRICE. Each Option Agreement shall state the Option

Price, which, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 8(i) hereof. The date on which the Administrators adopt a resolution expressly granting an Option shall be considered the day on which such Option is granted.

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                  (d) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or
(ii) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Administrators, in their discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, in the event the Option Price is paid with monies borrowed from the Corporation, such fact shall be noted conspicuously on the certificate for such shares in accordance with applicable law.

                  (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Administrators may determine, as reflected in the Option Agreement; provided, however, that the Administrators shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as they, in their sole discretion, deem appropriate. The exercise period shall be determined by the Administrators; provided, however that in the case of an Incentive Stock Option such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Administrators; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
100).

                  (f) TERMINATION. Except as provided in this Section 8(f) and in Section 8(g) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or subsidiary Corporation thereof (or a corporation or a Parent or subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 425
(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

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                  (g) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an
Optionee shall die while employed by the Corporation or a Subsidiary Corporation, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's 5 employment shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's 5 estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

                  (h) NON-TRANSFERABILITY OF OPTIONS. Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

                  (i)      EFFECT OF CERTAIN CHANGES.

                           (1) If there is any change in the number of shares of
Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits or reverse stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, Rights and Limited Rights, the number of such shares covered by outstanding Options, Rights and Limited Rights, and the price per share of such Options or the applicable market value of Rights or Limited Rights, shall be proportionately adjusted by the Administrators to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of the proposed dissolution or
liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Administrators may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger of consolidation; or the Administrators may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Administrators; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                           (3) If while unexercised Options remain outstanding
under the Plan --

                                    (A) any corporation, person or other entity
(other than the Corporation) makes a tender or exchange offer for shares of the Corporation Common Stock pursuant to which purchases are made ("Offer"), or

                                    (B) the stockholders of the Corporation
approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                                    (C) the "beneficial ownership" (as defined
in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities representing more than 30% of the combined voting power of the Corporation is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act, or

                                    (D) during any period of two consecutive
years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, (a) the Administrators shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof, and (b) the Administrators shall cancel all outstanding Options in exchange for a cash payment in an amount per share subject to any such Option equal to the amount that would be payable pursuant to
Section 10(b) hereof upon exercise of a Limited Right under those circumstances, subject to such terms and conditions as the Administrators may determine.

                           (4) Paragraphs (2) and (3) of this Section 8(i) shall
not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common

                                      -8-

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Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrators may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (5) In the event of a change in the Common Stock of
the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (6) To the extent that the foregoing adjustments
relate to stock or securities of the Corporation, such adjustments shall be made by the Administrators, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                           (7) Except as hereinbefore expressly provided in this
Section 8(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j) RIGHTS AS STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

                  (k) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the granting of either Rights

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

or Limited Rights, or both, (ii) the imposition of restrictions upon the exercise of an Option, and (iii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Administrators shall deem advisable.

9.       Stock Appreciation Rights.

                  (a) The Administrators shall have authority to grant Rights to the holder of any Option granted under the Plan (the "Related SAR Option") with respect to all or some of the shares of Stock covered by such Related SAR Option. A Right may be granted either at the time of the grant of the Related SAR Option or any time thereafter during its term (except as otherwise provided in Section 12 hereof). Each Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and, in the case of Rights granted in respect of Incentive Stock Options, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. Upon the exercise of a Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Options, Rights and Limited Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the Right with respect to such Related SAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related SAR Option was exercised or terminated.

                  (b) Upon the exercise of a Right, the holder thereof, subject to Paragraph (e) of this Section 9, shall be entitled at the holder's election to receive either --

                           (i) that number of shares of Common Stock equal to
the quotient computed by dividing the Spread (as defined in Paragraph (c) hereof) by the Fair Market Value per share of Common stock on the date of exercise of the Right; provided, however, that in lieu of fractional shares, the Corporation shall pay cash equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise of the Right, or


                           (ii) an amount in cash equal to the Spread, or

                           (iii) a combination of cash and a number of shares
calculated as provided in clause (10 of this Paragraph (b) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

                  (c) The term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per share of Common Stock on the date the Right is exercised over (B) the Option Price per share at which the Related SAR Option is exercisable, by (ii) the number of shares with respect to which such Right is exercised.

                  [(d) Notwithstanding the provisions of this Section 9, a Right granted to a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act may not be exercised until the expiration of six (6) months from the date of grant of such Right unless, prior to the expiration of such six (6) month period, the holder of such Right ceases to be an employee of the Corporation or a division or subsidiary Corporation thereof by reason of such holder's death or disability.]

                  (e) Notwithstanding the provisions in Paragraph (b) in this
Section 9, the Administrators shall have sole discretion to consent to or disapprove an election to receive cash in whole or in part ("Cash Election") upon the exercise of a Right. A Cash Election and related exercise may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Corporation and ending on the 12th business day following such date.

                  (f) A Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted a Limited Right.

                  (g) A Right shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Right shall be exercisable only by such Optionee or by the Optionee's guardian or legal representative.

                  (h) Each Right shall be granted on such terms and conditions not inconsistent with the Plan as the Administrators may determine.

                  (i) To exercise a Right, the Optionee shall (i) give written notice thereof to the Administrators in form satisfactory to the Administrators specifying (A) the number of shares of Common Stock with respect to which the Right is being exercised and (B) the amount the Optionee elects to receive in cash and shares of Common Stock with respect to the exercise of the Right, and

(ii) if requested by the Administrators, deliver the Option Agreement to the Administrators, who shall endorse thereon a notation of such exercise and return the Option Agreement to the Optionee. The date of exercise of a Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Paragraph
(i).

                  (j) The Corporation intends that this Section 9 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor (the "Rule") under the Act during the term of the Plan. Should any provision of this Section 9 not be necessary to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

10.      Limited Stock Appreciation Rights.

                  (a) The Administrators shall have authority to grant a Limited Right to the holder of any Option granted under the Plan (referred to herein as the "Related LSAR Option") with respect to all or some of the shares of Common Stock covered by such Related LSAR Option. A Limited Right may be granted either at the time of grant of the Related LSAR Option or any time thereafter during its term (except as otherwise provided in Section 12 hereof). A Limited right may be exercised only during the sixty-day period beginning on an "Acceleration Date" (as defined in Section 8(i) (3) hereof). Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. [Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right unless, prior to the expiration of such six (6) month period, the holder of such Limited Right ceases to be an employee of the Corporation or a division or Subsidiary Corporation thereof by reason of such holder's death or disability.] Upon the exercise of a Limited Right, the Related LSAR Option shall cease to be exercisable to the extent of the shares of Common stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options, Rights and Limited Rights pursuant to this Plan. Upon the exercise or termination of a Related LSAR Option, the Limited Right with respect to such Related LSAR Option shall. terminate to the extent of the shares of Common Stock with respect to which the Related LSAR Option was exercised or terminated.

                  (b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever or the following amounts is applicable:

                           (i) in the case of an exercise of Limited Rights by
reason of the occurrence of an Offer (as defined in Section 8(i) (3) (i) hereof), an amount equal to the Offer Spread (as defined in Section 10(d)

hereof);

                           (ii) in the case of an exercise of Limited Rights by
reason of stockholder approval for an agreement described in Section 8(i) (3)
(ii), an amount equal to the Merger Spread (as defined in Section 10 (f) hereof)

                           (iii)in the case of an exercise of Limited Rights by
reason of an acquisition of Common Stock described in Section 8(i) (3) (iii), an amount equal to the Acquisition Spread (as defined in Section 10(h) hereof); or

                           (iv)in the case of an exercise of Limited Rights by
reason of the change in composition of the Board of Directors described in
Section 8(i) (3) (iv), an amount equal to the Spread (as defined in Section 10(i) hereof).

         Notwithstanding the foregoing provisions of this Section 10 (b), in the case of a Limited Right granted in respect of an Incentive Stock Option, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option.

                  (c) The term "Offer Price per Share" as used in this Section 10 shall mean, with respect to the exercise of any Limited Right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in any Offer, which offer is in effect at any time during the sixty-day period ending on the date on which such Limited Right is exercised, or
(ii) the highest Fair Market Value per share of the Common Stock during such sixty-day period. Any securities or property that are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (b) the valuation placed on such securities or property by the Administrators.

                  (d) The term "Offer Spread" as used in this Section 10 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Offer Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (e) The term "Merger Price per Share" as used in this Section 10 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in Section 8(i) (3) (ii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date on which such Limited Right is exercised.

                  (f) The term "Merger Spread" as used in this Section 10 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Merger Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (g) The term "Acquisition Price per Share" as used in this
Section 10 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in Section 8(i) (3) (iii), the greater of (i) the highest price per share shown on the Statement of
Schedule 13D or amendment thereto filed by the holder of 30% or more of the Corporation's Common Stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised.

                  (h) The term "Acquisition Spread" as used in this Section 10 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (i) The term "Spread" as used in this Section 10 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 8(i) (3) (iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the Option Price per share of Common Stock with respect to which the Limited Right is being exercised.

                  (j) A Limited Right shall not be transferrable except by will or by laws of descent and distribution. During the lifetime of an Optionee, the Limited Right shall be exercisable only by such Optionee or by the Optionee's guardian or legal representative.

                  (k) Each Limited Right shall be granted on such terms and conditions not inconsistent with the Plan as the Administrators may determine.

                  (l) To exercise a Limited Right, the Optionee shall (i) give written notice thereof to the Administrators in form satisfactory to the Administrators specifying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Administrators, deliver the Option Agreement to the Administrators who shall endorse thereon a notation of such exercise and return the Option Agreement to the Optionee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Paragraph (1).

                  (m) The Corporation intends that this Section 10 shall comply with the requirements of the Rule during the term of the Plan. Should any provision of this Section 10 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 10 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

11.      Agreement by Optionee Regarding withholding Taxes.

         If the Administrators shall so require, as a condition of exercise, each Optionee shall agree that - -

                  (a) no later than the date of exercise of any Option, Right or Limited Right granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Administrators regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, Right or Limited Right, and

                  (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option, Right or Limited Right from any payment of any kind otherwise due to the Optionee.

12.      Term of Plan.

         Options, Rights and Limited Rights may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

13.      Amendment and Termination of the Plan.

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that to the extent required by Rule 16b-3 or Section 162 (m), such suspension, termination, modification and amendment shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option, Right or Limited Right previously granted, unless the written consent of the Optionee is obtained.

14.      INTERPRETATION.

         The Plan is designed and intended to comply with Rule 16b-3 and, to the extent practicable, with Section 162(m) of the Code, and all provisions of the Plan shall be construed in accordance with such design and intent.

15.      Approval of Stockholders.

         The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within twelve months after the date the Plan is adopted by the Board.

16.      Effect of Headings.

         The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.